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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of Titanium Metals Corporation of our report dated January 26, 1996 relating to the financial statements of Titanium Hearth Technologies, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




                                               /s/ PRICE WATERHOUSE LLP
                                                   PRICE WATERHOUSE LLP


Philadelphia, Pennsylvania

April 29, 1997